PROPERTY, PLANT, AND EQUIPMENT	12 Months Ended
Mar. 31, 2024
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT, AND EQUIPMENT

NOTE 5 – PROPERTY, PLANT, AND EQUIPMENT

	As of March 31, 2024 ($)	As of March 31, 2023 ($)
Computer & Software & Accessories	56,964	38,037
Electrical Fittings	6,389	5,883
Furniture & Fittings	36,606	27,047
Office Equipment	10,804	6,890
Plant & Machinery	102,879	52,963
Vehicle	5,599	5,678
Lease Hold Improvements	19,458	-
Translation difference	793	-
Total Gross Value	239,492	136,498
Less: Accumulated depreciation	(103,669)	(81,302)
Total Property, plant and equipment, net	135,823	55,196

The depreciation expense in Fiscal 2024 and 2023, amounted to approximately $38 thousand and $25 thousand, respectively. The net decrease in total Property, Plant & Equipment is primarily due to depreciation and foreign exchange translations.